UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

R1 RCM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41428	87-4340782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 W. Ascension Way
Suite 200
Murray, Utah	84123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 324-7820

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	RCM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Securities Holders.

As previously announced, on July 31, 2024, R1 RCM Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Raven Acquisition Holdings, LLC, a Delaware limited liability company (“Parent”), and Project Raven Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for, among other things and on the terms and subject to the conditions set forth therein, the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 16, 2024, as amended (the “Definitive Proxy Statement”), and mailed to the Company’s stockholders on or about October 16, 2024.

On November 14, 2024, the Company held a special meeting of stockholders virtually via live webcast (the “Special Meeting”) to vote on the proposals identified in the Definitive Proxy Statement.

As of the close of business on October 11, 2024, the record date for the Special Meeting, there were 422,194,725 shares of common stock of the Company, par value $0.01 per share (the “Company Common Stock”), eligible to be voted at the Special Meeting. At the Special Meeting, 388,084,485 shares, or approximately 91.92% of all outstanding shares of Company Common Stock eligible to be voted at the Special Meeting, were present virtually or represented by proxy at the Special Meeting, constituting a quorum. Set forth below are the final voting results for the matters submitted to a vote of stockholders at the Special Meeting.

Proposal No. 1 – The Merger Proposal.

At the Special Meeting, the Company’s stockholders approved a proposal to approve and adopt the Merger Agreement and approve the transactions contemplated thereby. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
377,486,987	2,477,176	8,120,322	—

Proposal No. 2 – The Merger-Related Compensation Proposal.

At the Special Meeting, the Company’s stockholders approved, on an advisory and non-binding basis, a proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
364,416,611	15,044,874	8,623,000	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R1 RCM INC.

Date: November 14, 2024	By:	/s/ Jennifer Williams
	Name:	Jennifer Williams
	Title:	Chief Financial Officer